SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report - January 20, 1999

                        HARLEYSVILLE NATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                  Pennsylvania
                             ----------------------
                           State or other jurisdiction
                                of incorporation)

                                     0-15237
                             ----------------------
                                (Commission File
                                     Number)

                                   23-2210237
                             ----------------------
                                  (IRS Employer
                             Identification Number)


                                 483 Main Street
                           Harleysville, Pennsylvania
                      ------------------------------------
                    (Address of principal executive offices)


                                      19438
                                   -----------
                                   (Zip Code)


       Registrant's telephone number including area code: (215) 256-8851
       -----------------------------------------------------------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                     Page 1 of 5 Sequentially Numbered Pages
                        Index to Exhibits Found on Page 8
                                        1

Item 1.  Changes in Control of Registrant.

          Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.  Bankruptcy or Receivership.

          Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.  Other Events.

          On January 20, 1999, Harleysville National Corporation (the "Registrant"), effected the acquisition of Northern Lehigh Bancorp, Inc., as contemplated in the Agreement and Plan of Reorganization dated as of July 28, 1998, by and among the Registrant, Harleysville National Corporation North, Inc., The Citizens National Bank of Lansford, Northern Lehigh Bancorp, Inc. and The Citizens National Bank of Slatington. A copy of the Agreement is attached to the Registrant's Registration Statement No. 333-67201 on Form S-4 filed with the Securities and Exchange Commission on November 12, 1998, and as amended on November 20, 1998, and December 7, 1998.

          We include a copy of the Press Release announcing consummation of the transaction as Exhibit 99 to this Current Report on Form 8-K.

          A summary of the transaction follows. We qualify the summary in its entirety by reference to the full text to the Agreement, incorporated by reference in this Current Report.

          General

          Pursuant to the Agreement and to Articles of Merger, filed with the Department of State of the Commonwealth of Pennsylvania, the parties effected the merger of Northern Lehigh Bancorp, Inc. with and into Harleysville National Corporation North, Inc. at 11:59 p.m. on January 20, 1999. Harleysville National Corporation North, Inc. survived the merger.

          On January 22, 1999, the Registrant will effect the merger of The Citizens National Bank of Slatington with, into and under the charter of The Citizens National Bank of Lansford. The name of the surviving bank is "Citizens National Bank."

          * The Articles of Incorporation and Bylaws of Harleysville National

            Corporation North, Inc., as in effect immediately prior to the merger, became the Articles of Incorporation and Bylaws of the surviving corporation in the Merger, and

          * The directors and officers of Harleysville National Corporation North, Inc., immediately prior to the effective date of the merger, became the officers and directors of the Surviving Corporation.

          Exchange of Shares

          As consideration for the outstanding capital stock of Northern Lehigh Bancorp, Inc., the Registrant exchanged each outstanding share of common stock of Northern Lehigh Bancorp, Inc. for 3.57 shares the Registrant's common stock, as provided in the Agreement. In lieu of issuing fractional shares, the Registrant will furnish any holder of common stock of Northern Lehigh Bancorp, Inc., who is entitled to a fractional share, with a check for the amount of cash equal to the fraction of the share represented by the certificate, as provided in the Agreement.

          At the effective time of the merger, all of the 139,498 shares of common stock that were issued and outstanding were converted into the right to receive a total of 498,008 shares of the Registrant's common stock. In addition, 17,850 shares of the Registrant's common stock were registered to fund outstanding options of Northern Lehigh Bancorp, Inc.

Item 6. Resignations of Registrant's Directors.

          Not Applicable.

Item 7. Financial Statements and Exhibits.

          (a) Not Applicable.

          (b) Not Applicable.

          (c) Exhibits:

          99   Press  Release  of  Registrant,   dated  January  21,  1999,  re:
               Registrant's Acquisition of Northern Lehigh Bancorp, Inc. and its wholly-owned subsidiary, The Citizens National Bank of Slatington.

Item 8. Change in Fiscal Year.

          Not Applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S

          Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HARLEYSVILLE NATIONAL CORPORATION
                                        (Registrant)


Dated: January 20, 1999                 /s/ Walter E. Daller, Jr.
                                        ---------------------------------------
                                        Walter E. Daller, Jr.,
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX
                                                                 Page Number
                                                                 in Manually
Exhibit                                                        Signed Original
-------                                                        ---------------

  99    Press Release of Registrant,  dated January 21, 1999,         7
        re:  Registrant's Acquisition  of  Northern  Lehigh
        Bancorp, Inc. and its wholly-owned subsidiary, The Citizens National Bank of Slatington.